OPPENHEIMER MAIN STREET INCOME & GROWTH FUND
                    Supplement dated April 17, 1998 to the
                       Prospectus dated December 8, 1997

The Prospectus is changed as follows:

1. The fourth and fifth sentences of the sub-section captioned "Who Manages the Fund" in "A Brief Overview of the Fund" on page 6 are revised as follows:

      Effective April 20, 1998, the Fund's portfolio managers are Charles Albers and Nikolaos Monoyios, who are employed by the Manager. They are the individuals primarily responsible for the selection of the Fund's securities.

2. The following sub-section is added at the end of the section captioned "Investment Objective and Policies" in "Investment Policies and Strategies" on page 15:

      o Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. Data processing errors by corporate and government issuers of securities could result in production problems and economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

3. The following paragraph is added at the end of the section captioned, "The Manager and Its Affiliates" in "How the Fund is Managed" on page 21:

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, because the services they provide depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of the computer systems of those third parties to deal with the year 2000 may also have a negative effect on the services provided to the Fund.







                                                                        [over]

4. The sub-section captioned "Portfolio Manager" in "How the Fund is Managed-The Manager and Its Affiliates" on page 21 is revised as follows:

      Effective April 20, 1998, the Fund's portfolio managers are Charles Albers and Nikolaos Monoyios. Mr. Albers is the lead portfolio manager. They are the individuals principally responsible for the day-to-day management of the Fund's portfolio. Messrs. Albers and Monoyios are Vice Presidents of the Manager and of the Fund. Prior to joining the Manager, Messrs. Albers and Monoyios were portfolio managers at Guardian Investor Services (since 1972 and 1979, respectively), the investment management subsidiary of The Guardian life Insurance Company.

5. The fourth sub-paragraph in Waivers of the Class A Contingent Deferred Sales charge for Certain Redemptions on page 35 is revised as follows:

      |_| if, at the time of purchase of shares (if purchased during the period May, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the share are redeemed within 12 months of purchase);




April 17, 1998                                                      PS0700.016

                 OPPENHEIMER MAIN STREET INCOME & GROWTH FUND
                    Supplement dated April 17, 1998 to the
          Statement of Additional Information dated December 8, 1997

The Statement of Additional Information is changed as follows:

1. The biography for Robert Milnamow on page 17 is deleted.

2. The following biographies are added to page 17 as follows:

      Charles Albers, Vice President and Portfolio Manager; Age 57
      Two World Trade Center, New York, New York 10048-0203
      Vice President of the Manager (since April, 1998); previously a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (since 1972).

      Nikolaos D. Monoyios, Vice President and Portfolio Manager; Age 48 Two World Trade Center, New York, New York 10048-0203 Vice President of the Manager (since April, 1998); previously a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (since 1979).


2. The following paragraph is added after the first paragraph of the section captioned, "The Manager and Its Affiliates" on page 20:

      The  Portfolio  Managers  of the  Fund are  Charles  Albers  and  Nikolaos
Monoyios, who are principally responsible for the day to day management of the Fund's portfolio. Messrs. Albers and Monoyios' backgrounds are described in the Prospectus under "Portfolio Manager." Other members of the Adviser's Equity and Fixed Income Portfolio Departments provide the portfolio managers with counsel and support in managing the Fund's portfolio.














April 17, 1998                                                      PX0700.006